Loans Payable	12 Months Ended
Dec. 31, 2011
Loans Payable [Abstract]
Loans Payable

NOTE 8 — LOANS PAYABLE

In February 2011, our line of credit agreement with Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC), as arranger, administrative agent and lender, was amended and renewed for a subsequent five-year term (the "Amended Credit Agreement"). The Amended Credit Agreement allows for cash borrowings and letters of credit under a secured revolving credit facility of up to a maximum of $100.0 million. Interest will accrue based on a floating rate based on, at the Company's election, (i) LIBOR (subject to reserve requirements) or (ii) the greater of (a) the Federal Funds Rate plus 1/2% or (b) Wells Fargo's prime rate, in each case, plus an applicable margin. The Amended Credit Agreement includes limitations on the Company's ability to, among other things, incur debt, grant liens, make acquisitions and other investments, make certain restricted payments such as dividend payments, and dispose of assets. The Amended Credit Agreement is secured by substantially all of the Company's assets, subject to certain exceptions. Fees associated with this amended line of credit were approximately $0.5 million and will be amortized over the life of the credit agreement as interest expense. As of December 31, 2011, we have a $91 million balance outstanding under this line of credit recorded as current loans payable in our consolidated balance sheets.

In August 2009, we entered into a loan agreement with Mutual of Omaha Bank whereby we borrowed an aggregate principal amount of $34 million. The loan is secured by our real property at our headquarters in Aliso Viejo, California. We have used the proceeds from the loan for working capital and other general corporate purposes. The loan matures in five years, during which time we will make equal monthly principal and interest payments at a 7.03% interest rate on a fixed rate, 25-year amortization schedule. Events of default include, among other things, payment defaults, breaches of covenants and bankruptcy events. In the case of a continuing event of default, the lender may, among other things, accelerate the payment of any unpaid principal and interest amounts, increase the then-current interest rate by 5% and foreclose on the real estate collateral. As of December 31, 2011, we have a $32.7 million balance outstanding with $0.6 million recorded as current and $32.1 million recorded as long-term portion of loans payable in our consolidated balance sheets.

Scheduled maturities of current and long-term loans payable are as follows (in thousands):

Year Ending December 31
2012	$91,597
2013	648
2014	31,485

Total loans payable	$123,730

We were in compliance with all debt-related covenants as of December 31, 2011.